UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934, as amended

Filed by the Registrant  ☒                            Filed by a party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for use of the Commission only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under Rule 14a-12

Strategic Hotels & Resorts, Inc.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1) Title of each class of securities to which transaction applies:

(2) Aggregate number of securities to which transaction applies:

(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

(4) Proposed maximum aggregate value of transaction:

(5) Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1) Amount Previously Paid:

(2) Form, Schedule or Registration Statement No.:

(3) Filing Party:

(4) Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the

Shareholder Meeting to Be Held on May 23, 2013.

Meeting Information
	Meeting Type:	Annual Meeting
STRATEGIC HOTELS & RESORTS, INC.	For holders as of:	March 15, 2013
	Date: May 23, 2013	Time: 10:00 A.M. Central Time
Location: Fairmont Chicago, Millennium Park
200 North Columbus Drive
Chicago, IL 60601 Directions to the Fairmont Chicago, Millennium Park may be found at: http://www.fairmont.com/chicago/map/map-and-directions/

You are receiving this notice because you held shares in the above named company as of the close of business on March 15, 2013.

This is not a ballot. You cannot use this notice to vote these shares. This notice presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.
See the reverse side of this notice to obtain proxy materials and voting instructions.

Before You Vote

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

NOTICE AND PROXY STATEMENT        2012 ANNUAL REPORT WITH 10-K WRAP

How to View Online:

Have the information that is printed in the box marked by the arrow    (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

                               1) BY INTERNET:         www.proxyvote.com

                               2) BY TELEPHONE:     1-800-579-1639

                               3) BY E-MAIL*:             sendmaterial@proxyvote.com

*  If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow   (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 9, 2013 to facilitate timely delivery.

How To Vote

Please Choose One of the Following Voting Methods

Vote In Person: Many stockholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance. At the meeting, you will need to request a ballot to vote these shares.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 P.M. Eastern Time on May 22, 2013. Have the information that is printed in the box marked by the arrow     available and follow the instructions.

Vote By Phone: To vote by telephone, go to www.proxyvote.com. Use the telephone number provided on the website to vote.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a proxy card.

Voting Items
Proposal 1 - ELECTION OF DIRECTORS The Board of Directors recommends a vote “FOR” all nominees:

Nominees:
01)	Robert P. Bowen	06) Sir David M.C. Michels
02)	Kenneth Fisher	07) William A. Prezant
03)	Raymond L. Gellein, Jr.	08) Eugene F. Reilly
04)	James A. Jeffs	09) Sheli Z. Rosenberg
05)	Richard D. Kincaid

Proposal 2    -     APPROVAL ON AN ADVISORY BASIS OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS AS DESCRIBED IN OUR PROXY STATEMENT FOR THE 2013 ANNUAL MEETING OF STOCKHOLDERS.

The Board of Directors recommends a vote “FOR” approval on an advisory basis of the compensation of our named executive officers as described in our proxy statement for the 2013 Annual Meeting of Stockholders.

Proposal 3    -     RATIFICATION OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

The Board of Directors recommends a vote “FOR” ratification of the appointment of Deloitte & Touche LLP as our independent registered public accounting firm for the fiscal year ending December 31, 2013.

Proposal 4    -     NON-BINDING STOCKHOLDER PROPOSAL, IF PROPERLY PRESENTED AT THE MEETING.

The Board of Directors recommends a vote “AGAINST” the non-binding stockholder proposal, if properly presented at the meeting.

Proposal 5 - TO TRANSACT SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE ANNUAL MEETING OR ANY POSTPONEMENT OR ADJOURNMENT THEREOF.